Commitments and Contingencies - Schedule of Supplemental Balance Sheet Information Related to Leases (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Assets
Operating lease right-of-use assets	$ 111	$ 166
Total right-of-use assets	111	166
Liabilities
Operating lease liabilities, current	60	44
Operating lease liabilities, non-current	60	126
Total operating lease liabilities	$ 120	$ 170